UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 27, 2017
TEMPUR SEALY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1000 Tempur Way
Lexington, Kentucky 40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On November 27, 2017, Tempur Sealy International, Inc. (the "Company") entered into a First Amendment to Employment and Non-Competition Agreement (the “Amendment”) with Scott L. Thompson, the Company's Chairman, President and Chief Executive Officer, that amended the Employment and Non-Competition Agreement entered into between the Company and Mr. Thompson on September 4, 2015 (the “Employment Agreement”). The Amendment (i) provides for an extension of the initial term of the Employment Agreement from December 31, 2018 to December 31, 2021, (ii) provides that Mr. Thompson may make his primary place of employment in any metropolitan area in the United States where the Company has an office, including Lexington, Kentucky, Trinity, North Carolina, or Dallas, Texas and (iii) requires the amendment of six outstanding equity award agreements: the Stock Option Agreement dated as of September 4, 2015, the Restricted Stock Unit Award Agreement dated as of September 4, 2015, the Matching Performance Restricted Stock Unit Award Agreement dated as of September 4, 2015, the Matching Performance Restricted Stock Unit Award Agreement dated as of March 18, 2016, the Matching Performance Restricted Stock Unit Award Agreement dated as of May 6, 2016 and the Restricted Stock Unit Award Agreement dated as of January 5, 2017 (collectively, the “Award Agreements”). The amendments to the Award Agreements provide the Compensation Committee of the Company's Board of Directors with additional discretion to determine whether all, part or none of the outstanding unvested equity awards should remain outstanding and continue to vest upon any “Retirement” (as defined in the amended Award Agreements) approved by the Committee as an “Approved Retirement.” The Amendment also confirms that the Company intends to enter into similar amendments with other members of management holding equity awards with similar terms. Except as described in this Item 5.02(e), all other terms of the Employment Agreement remain unchanged. The foregoing summary of the Amendment is qualified in its entirety by the text of the Amendment, a copy of which will be filed as an exhibit to the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 27, 2017

Tempur Sealy International, Inc.

By:	/s/ Bhaskar Rao
Name:	Bhaskar Rao
Title:	Executive Vice President & Chief Financial Officer